Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,076,393.77
Previously Paid Amount	0.00
Total Fee Amount	1,529.65
Total Offset Amount	0.00
Net Fee	$ 1,529.65